Neuberger Berman Advisers Management Trust® (“AMT Funds”)
Sustainable Equity Portfolio
Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Sustainable Equity Fund (“Sustainable Equity Fund”)
Supplement to the Summary Prospectuses and Prospectuses, and the Statement of Additional Information (“SAI”), of Sustainable Equity Portfolio, each dated May 1, 2025 and Sustainable Equity Fund, each dated December 18, 2024, each as may be amended and supplemented

IMPORTANT NOTICE REGARDING CHANGE IN NAME AND RELATED
INVESTMENT POLICY

The Board of Trustees for the AMT Funds and Equity Funds has approved a change in the name and 80% investment policy along with corresponding changes in the principal investment strategies of each of Sustainable Equity Fund and Sustainable Equity Portfolio (together, the “Funds”). Accordingly, effective July 28, 2025 (the “Effective Date”) the name of each Fund will change as follows:
Current Fund Name	New Fund Name
Neuberger Berman Sustainable Equity Fund	Neuberger Berman Quality Equity Fund
Sustainable Equity Portfolio	Quality Equity Portfolio

Importantly, the investment goal and philosophy remain unchanged as further described below.

In connection with the name change, on the Effective Date, each Fund will no longer be required pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “Names Rule”) to have an 80% investment policy that requires the Fund to invest at least 80% of its net assets in equity securities selected in accordance with its ESG criteria.  The Fund considers its ESG criteria to be the same as its Sustainable Investing Criteria.

However, in pursuing its goal, each Fund’s principal investment strategies will state that the Fund intends to invest predominantly in common stocks of mid- to large-capitalization companies that the Portfolio Manager believes to be high-quality selected in accordance with the Fund’s Sustainable Investing Criteria.  Each Fund will define “predominantly” for this purpose to mean at least 80% of the Fund’s net assets at the time of initial purchase.

Additionally, each Fund will be required pursuant to the Names Rule to invest at least 80% of its net assets in equity securities, as outlined in the Principal Investment Strategies below.

Accordingly, on the Effective Date, the following information supplements and supersedes any contrary information in each Fund’s Summary Prospectuses, Prospectuses and SAI.

(1)
For each Fund’s Summary Prospectuses, Prospectuses, and SAI, all references to Neuberger Berman Sustainable Equity Fund and Sustainable Equity Portfolio are deleted and replaced with Neuberger Berman Quality Equity Fund and Quality Equity Portfolio, respectively.

(2)	The “Principal Investment Strategies” section in each Fund’s Summary Prospectuses and Prospectuses is deleted and replaced with the following:

To pursue its goal, the Fund seeks to invest predominantly in common stocks of mid- to large-capitalization companies that the Portfolio Manager believes to be high-quality selected in accordance with the Fund’s Sustainable Investing Criteria, which is described further below.   The Fund defines “predominantly” for this purpose to mean at least 80% of the Fund’s net assets at the time of initial purchase.  The Fund defines mid-capitalization companies as those with a total market capitalization of $2 billion and above and large-capitalization companies as those with a total market capitalization of $10 billion and above, both at the time of initial purchase.  Please see the Statement of Additional Information for a detailed description of the Fund’s Sustainable Investing Criteria.

The Portfolio Manager employs a fundamental, research-driven approach to stock selection and portfolio construction, with a focus on long term sustainability issues that, in the judgement of the Portfolio Manager, are financially material.

This sustainable investment approach seeks to identify high quality, well-positioned companies with leadership that the Portfolio Manager believes exhibits management integrity and are focused on sustainability issues relevant to their business. In doing such, the Portfolio Manager seeks to identify companies with certain practices, including (i) clear and relevant communication regarding management’s understanding, commitment to, and prioritization of, sustainability issues relevant to the business; (ii) identification and disclosure of material sustainability considerations and management objectives (e.g., sustainability-linked goals and targets, including their supply chain, or executive compensation frameworks linked to such goals and targets); and/or (iii) board-level oversight on material sustainability issues.

In seeking to identify companies that the Portfolio Manager believes to be high-quality, the Portfolio Manager looks for the following characteristics: solid balance sheets, durable business franchise with a sound business model (i.e., established businesses focused on long-term profitability and cash flow), high-integrity management teams with a history of successfully allocating capital and generating returns for shareholders, and a conservative capital structure.   Furthermore, among companies that meet these criteria, the Portfolio Manager looks for companies exhibiting characteristics that in the Portfolio Manager’s judgement are consistent with Quality at a Reasonable Price (“QARP”). In determining his assessment of valuation, the Portfolio Manager may consider, return on invested capital (“ROIC”), his assessment of future economic earnings, free cash flow analysis, multiples of price to earnings, revenues, book values, or other fundamental metrics, with the objective of buying what the Portfolio Manager believes to be higher-quality companies at a reasonable price. While these judgments are inevitably subjective and may be informed by both internally generated and third-party metrics, the Portfolio Manager endeavors to avoid companies that do not meet his QARP investment framework.

Among companies that meet these criteria, the Portfolio Manager focuses on identifying companies that show leadership in financially material environmental, social and governance considerations, including: (i) environmental issues; (ii) safe and equitable workplace practices; (iii) constructive community relations; (iv) supply chain issues; (v) product integrity (e.g., safety, quality) and (vi) disclosure and sustainability reporting.

Consistent with the Portfolio Manager’s focus on selecting companies in accordance with the Fund’s Sustainable Investing Criteria, the Portfolio Manager focuses on identifying companies that are responsive to financially material environmental issues, including those that have identified and communicated climate-related risks and opportunities, have identified and communicated net-zero transition plans, have committed to or are transitioning to facilitate global decarbonization and/or the reduction of other greenhouse gas emissions; are agents of favorable change in workplace policies (particularly for women and minorities); are committed to upholding universal human rights standards; and are good corporate citizens. The Portfolio Manager judges companies on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, consistent with the Fund’s focus on selecting companies in accordance with the Fund’s Sustainable Investing Criteria, the Portfolio Manager endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, nuclear power or private prisons. Consistent with the Portfolio Manager’s fundamental approach to stock selection and in an effort to enhance shareholder value, the Portfolio Manager may engage with companies on a variety of topics, including but not limited to, environmental impact, workplace policies, community relations, product integrity, supply chains, governance and disclosure practices, and other emerging issues. The Fund considers its ESG criteria to be the same as its Sustainable Investing Criteria.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies. The Fund seeks to reduce risk by investing across many different industries.
The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than a diversified fund.

The Portfolio Manager follows a disciplined selling strategy and may sell a security if the Portfolio Manager believes it is unattractively valued, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities, without providing shareholders at least 60 days’ notice. For this purpose, equity securities include common stock, preferred stock and securities convertible into common or preferred stock.

(3)	The Statement of Additional Information for each Fund is updated to reflect the changes to each Fund’s 80% investment policy.

If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC.

The date of this supplement is May 29, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com